Income Statement - ZAR (R) R in Millions		6 Months Ended		12 Months Ended
		Dec. 31, 2020	Dec. 31, 2019	Jun. 30, 2020
Income Statement
Turnover		R 91,968	R 99,170	R 190,367
Materials, energy and consumables used		(41,247)	(46,373)	(90,109)
Selling and distribution costs		(4,128)	(3,831)	(8,388)
Maintenance expenditure		(5,695)	(5,265)	(10,493)
Employee-related expenditure		(14,396)	(16,445)	(30,667)
Exploration expenditure and feasibility costs		(131)	(381)	(608)
Depreciation and amortization		(9,048)	(10,977)	(22,575)
Other expenses and income		1,652	(6,584)	(27,376)
Translation gains/(losses)		4,619	(227)	(6,542)
Other operating expenses and income		(2,967)	(6,357)	(20,834)
Equity accounted profits/(losses), net of tax		156	370	(347)
Operating profit/(loss) before remeasurement items		19,131	9,684	(196)
Remeasurement items affecting operating profit	[1]	2,519	169	(110,834)
Earnings/(loss) before interest and tax (EBIT/(LBIT))		21,650	9,853	(111,030)
Finance income		421	381	922
Finance costs	[2]	(3,833)	(2,636)	(7,303)
Earnings/(loss) before tax		18,238	7,598	(117,411)
Taxation		(2,950)	(3,092)	26,139
Earnings/(loss) for the period	[3]	15,288	4,506	(91,272)
Attributable to
Owners of Sasol Limited		14,491	4,053	(91,109)
Non-controlling interests in subsidiaries		797	453	(163)
Earnings/(loss) for the period	[3]	R 15,288	R 4,506	R (91,272)
Per share information
Basic earnings/(loss) per share (in rand per share)		R 23.41	R 6.56	R (147.45)
Diluted earnings/(loss) per share (in rand per share)		R 23.29	R 6.53	R (147.45)

[1]	Remeasurement items affecting operating profit includes:•Loss on disposal of R1.1 billion (proceeds R30.2 billion, net assets sold R31.3 billion) and a corresponding gain on reclassification of foreign currency translation reserve of R3.1 billion relating to the sale of 50% of our interest in the US LCCP Base Chemicals business. The divestment was successfully concluded on 1 December 2020 through the creation of the 50/50 owned Louisiana Integrated Polyethylene JV LLC (LIP). Sasol’s 50% interest in LIP is accounted for as a joint operation and Sasol’s share of assets and liabilities held jointly, revenue from the sale of its share of output and expenses were reflected within the Sasol results from 1 December 2020 in terms of IFRS 11 ‘Joint Arrangements’; and•Profit on disposal of R719 million (proceeds R5.9 billion, net assets sold R5.2 billion) and a corresponding gain on reclassification of foreign currency translation reserve of R246 million relating to the sale of our 50% equity interest in the Gemini HDPE LLC.
[2]	The increase in finance costs is due to R1.4 billion lower finance cost capitalised to assets under construction as the LCCP units reached beneficial operation.
[3]	Earnings increased by more than 100% to R15.3 billion from R4.5 billion in the prior period. These results were underpinned by a strong cash cost and working capital performance in response to the challenging environment, as well as the gains of R4.6 billion on the translation of monetary assets and liabilities and gains of R5.0 billion on the valuation of financial instruments and derivative contracts due to a 15% strengthening of the closing rand/US dollar exchange rate compared to June 2020; and R3.3 billion gain on the reclassification of the foreign currency translation reserve (FCTR), mainly on the divestment of 50% interest in the US LCCP Base Chemicals business. Remeasurement items in the prior year included the impairment of R72.6 billion (US$4.2 billion) of our Base Chemicals portfolio within Sasol Chemicals USA which have been classified as disposal groups held for sale at 30 June 2020 and impaired to its fair value less cost to sell, the impairment of the Synfuels liquid fuels refinery and Sasolburg liquid fuels refinery CGUs of R3.8 billion and R8.6 billion respectively, our Base Chemicals foundation business in the Southern African value chain of R18.1 billion and our South African wax business and Eurasian wax businesses of R4.6 billion and R2.8 billion respectively.